SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Cruise America, Inc.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

    ----------------------------------------------------------------------------

[CRUISE AMERICA LOGO]

--------------------------------------------------------------------------------
CRUISE AMERICA, INC.                                11 West Hampton Avenue
                                                    Mesa, Arizona 85210


Office of the Chairman

                                                                August 21, 1997
Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Cruise America, Inc., on October 16, 1997, at 9:00 a.m., at the Company's headquarters at 11 West Hampton Avenue, Mesa, Arizona. Only shareholders of record at the close of business on August 19, 1997 will be entitled to vote at the meeting or any adjournments thereof.

     The meeting will be held for the following purposes: (i) to vote on the election of the Board of Directors; (ii) to consider and vote upon a proposal to approve and ratify the Incentive Compensation Plan, as set forth in Appendix A to the accompanying Proxy Statement; and (iii) to ratify the appointment of our independent auditors.

     The Notice of the Annual Meeting and Proxy Statement, which you are urged to give your prompt attention, follows this page. As an owner of Cruise
America, Inc. stock, your vote is important. The recommendations of your Board of Directors are provided for your assistance and guidance. The Directors have devoted considerable thought to the matters to be brought before the meeting, and we feel that such recommendations are in the best interest of Cruise America, Inc. and its shareholders.

     Your Board of Directors joins me in urging you to sign and mail the enclosed proxy card in the postpaid envelope provided, regardless of whether you plan to attend the meeting. Your prompt response will also help us avoid the expense of writing to you again.

     If you find that you will be attending the meeting after mailing your signed proxy, you may, of course, revoke your proxy at the meeting and cast your vote in person.

     Thank you for your cooperation.



                                                    Sincerely yours,

                                                    /s/  ROBERT A. SMALLEY
                                                    ------------------------
                                                    ROBERT A. SMALLEY

[CRUISE AMERICA LOGO]


                             CRUISE AMERICA, INC.
                            11 West Hampton Avenue
                              Mesa, Arizona 85210
                                 (602) 464-7300


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 16, 1997


To the Shareholders of
Cruise America, Inc.


     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Cruise America, Inc., a Florida corporation (the "Corporation"), will be held on October 16, 1997, at 9:00 a.m., at the Corporation's headquarters at 11 West Hampton Avenue, Mesa, Arizona, for the following purposes:

   (1) To elect six (6) persons to the Corporation's Board of Directors, to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

   (2) To consider and vote upon a proposal to approve and ratify the Incentive Compensation Plan, as set forth in Appendix A hereto.

   (3) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for the 1998 fiscal year.

     Only shareholders of record at the close of business on August 19, 1997 will be entitled to vote in person or by proxy at the Annual Meeting or any adjournments thereof.


                                              CRUISE AMERICA, INC.



                                              By Order of the Board of
                                              Directors


                                              /S/ ERIC R. BENSEN
                                              ----------------------------------
                                              ERIC R. BENSEN, Secretary

August 21, 1997

WE URGE YOU TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                              CRUISE AMERICA, INC.
                             11 West Hampton Avenue
                              Mesa, Arizona 85210
                                 (602) 464-7300


                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 1997


Solicitation--Revocation of Proxy

     This Proxy Statement is furnished in connection with the solication by the Board of Directors of CRUISE AMERICA, INC., a Florida corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders
(the "Annual Meeting") to be held October 16, 1997 and at any adjournments thereof. Shares represented by proxies that are properly executed and returned to the Board of Directors shall be voted in favor of the election of the Directors nominated herein and in favor of each proposal described herein, unless a contrary specification is made on such proxy. If a shareholder giving a proxy specifies a choice with respect to any matter to be acted upon, the proxy will be voted in accordance with said specifications. Any shareholder giving a proxy may revoke it by notice to the proxy holder or the Corporation at any time prior to the voting thereof. The Corporation's Annual Report to Shareholders for the fiscal year ended April 30, 1997 accompanies this Proxy Statement, but does not form a part hereof. This Proxy Statement and the accompanying proxy are being distributed to shareholders beginning on or about August 21, 1997.

Voting Securities

     Only holders of Common Stock of record at the close of business on August 19, 1997, the record date fixed by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting, will be entitled to vote at the Annual Meeting or at any adjournments thereof. As of June 30, 1997 there were 5,753,200 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, and the shares of Common Stock have no cumulative voting rights. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. To be elected, nominees for Director must receive a plurality of the votes cast by holders of shares of Common Stock present or represented at the Annual Meeting. The approval of the Incentive Compensation Plan and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors will also require the affirmative vote of a plurality of votes cast by the shares of Common Stock present or represented at the Annual Meeting. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The Corporation will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore would not be considered by the Corporation when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

     The following table sets forth, as of June 30, 1997, the beneficial ownership of the Corporation's Common Stock by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers (defined below) and (iii) all Directors and executive officers of the Corporation as a group. Except as indicated below, (i) the address of each beneficial owner set forth below is c/o the Corporation, 11 West Hampton Avenue, Mesa, Arizona 85210, and (ii) each person has sole dispositive and voting power with respect to the shares of Common Stock indicated.

                                                                            Number of Shares     Percent
Name and Address                                                            of Common Stock      of Class
----------------                                                            ----------------     --------
Robert A. Smalley(1)(2)(4)(5)(8) ........................................         946,184          16.2%
Randall S. Smalley(1)(2)(4)(5)(8) .......................................         363,984           6.2%
Robert A. Smalley, Jr.(1)(2)(3)(4)(5)(8) ................................         344,956           5.9%
Sally Smalley DiLucente(1)(2)(4) ........................................         317,085           5.5%
Eric R. Bensen(5) .......................................................          77,220           1.3%
Interstate Properties(6) ................................................         765,600          13.2%
Gruber & McBaine Capital Management, Inc.(7) ............................         498,700           8.7%
First Wilshire Securities Management, Inc.(9) ...........................         363,330           6.3%
Dimensional Fund Advisors, Inc.(10) .....................................         292,200           5.1%
All Executive Officers and Directors as a group (six persons,............
 including four persons named above)(1)(2)(3)(5) ........................       1,793,916          29.3%
---------

 (1) Includes 40,782, 12,477, 7,400 and 7,871 shares held by the spouses of Robert A. Smalley, Randall S. Smalley, Robert A. Smalley, Jr. and Sally Smalley DiLucente, respectively.
 (2) Does not include 42,786 shares held as co-trustee for the grandchildren of Robert A. Smalley.
 (3) Includes  10,000  shares  held  in  trust  for  the  children of Randall S.
     Smalley.
 (4) Robert A. Smalley is the father of Robert A. Smalley, Jr., Randall S. Smalley and Sally Smalley DiLucente. The beneficial ownership of shares of Common Stock of each of these persons and the trusts they control does not include the shares of Common Stock beneficially owned by the others.
 (5) Includes immediately exercisable options to purchase 80,000 shares of common stock for each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and 76,100 shares for Eric R. Bensen and 376,100 for all executive officers and directors as a group.
 (6) Information taken from the Form 4 dated February 23, 1994 of Interstate Properties, a New Jersey partnership and Russell B. Wight, Jr. and the
     Form 4 of Steven Roth dated February 24, 1994. The Form 4 list shared voting and dispositive power of 501,500 shares and sole voting and dispositive power of 225,100 shares held by Mr. Wight. In addition, Steven Roth, a general partner of Interstate, owns 39,000, which are included in the table above. The address of Interstate Properties is Glenpoint Centre West, 500 Frank W. Burr Boulevard, Teaneck, New Jersey 07666.
 (7) Information taken from the Schedule 13D dated June 6, 1996 of Gruber & McBaine Capital Management, Inc. a California corporation, Jon D. Gruber,
     J. Patterson McBaine, Laqunitas Partners, L.P., a California limited partnership, GMJ Investments, L.P., a California limited partnership, Gruber McBaine Capital Management International and Thomas O. Lloyd-Butler (collectively, the "Reporting Persons"). The Schedule 13D lists sole voting and dispositive power of 107,000 shares and shared voting and dispositive power of 391,700 shares. The address of Gruber & McBaine Capital Management, Inc. is 50 Osgood Place, San Francisco, California 94113.
 (8) Includes 2,600, 13,900 and 20,400 shares held in trust for the children/grandchildren of Robert A. Smalley, Randall S. Smalley and Robert
     A. Smalley, Jr., respectively.
 (9) Information taken from the Schedule 13G dated July 8, 1997 of First Wilshire Securities Management, Inc. The Schedule 13G lists sole voting and dispositive power of 42,830 shares and shared dispositive power of 320,500 shares. The address of First Wilshire Securities Management, Inc. is 600 South Lake St., Suite 100, Pasadena, California 91106-3955.
(10) Information taken from the Schedule 13G dated February 5, 1997 of Dimensional Fund Advisors, Inc., a Delaware Corporation. The Schedule 13G lists sole voting power of 210,400 shares and sole dispositive power of 292,200 shares. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Drive, 11th Floor, Santa Monica, California 94113.

Election of Directors

     Six Directors are to be elected to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Unless a proxy specifies that it is not to be voted for a Director, the shares covered by the proxy will be voted for the nominees listed below. In the event any nominee shall decline or be unable to serve, it is intended that the proxies will be voted for a nominee designated by the Board of Directors. The Board of Directors knows of no reason to anticipate that this will occur. The following table sets forth as of June 30, 1997 certain information concerning the nominees for Director, all of whom are presently serving as Directors:

                                                  Shares of
                                  Served as      Common Stock
                                  Director       Beneficially             Principal Occupation
        Name and Age               Since           Owned (%)              for the Past 5 Years
        ------------               -----           ---------              --------------------
Robert A. Smalley, 73(1) ........   1972         946,184 (16.2)    Chairman of the Board of the Corpora-
                                                                     tion. President and Chief Executive
                                                                     Officer from 1972 to March 1992.
                                                                     Formerly President and Director,
                                                                     Hertz Corporation.

Randall S. Smalley, 47(1) .......   1972         368,984 (6.2)     President and Chief Executive Officer
                                                                     of the Corporation since March 1992.
                                                                     Vice President--Rental Division and
                                                                     Secretary from 1972 to March 1992.

Robert A. Smalley, Jr., 48(1) ...   1972         344,956 (5.9)     Executive Vice President, Chief Operat-
                                                                     ing Officer and Assistant Secretary of
                                                                     the Corporation since March 1992.
                                                                     Vice President--Sales Division from
                                                                     1972 to March 1992.

Eric R. Bensen, 42(1) ...........   1989          77,220 (1.3)     Chief Financial Officer and Secretary of
                                                                     the Corporation since March 1992.
                                                                     Vice President--Finance and Assis-
                                                                     tant Secretary from 1984 to March
                                                                     1992. Formerly with the accounting
                                                                     firm of KPMG Peat Marwick.

Fred A. Mudgett, 76(2) ..........   1983          30,526 *         Consultant to the car rental industry.
                                                                     Previously, President of Fred A.
                                                                     Mudgett and Associates, Inc. (consult-
                                                                     ing firm), and Group Vice President,
                                                                     Hertz Corporation.

Dr. Edward R. Annis, 84(2) ......   1983          31,046 *         Physician, Spokesman for the medical
                                                                     profession and served as president of
                                                                     the American Medical Association,
                                                                     World Medical Association, and Inter-
                                                                     national College of Surgeons.

---------
 * Less than one percent
(1) See Footnotes 1, 2, 3, 4, 5 and 8 to the table set forth under the caption "Voting Securities" above.
(2) Includes immediately exercisable options to purchase 30,000 shares of common stock held by each of Fred A. Mudgett and Dr. Edward R. Annis.

Committees and Meetings of the Board of Directors

     The Board of Directors has established standing Audit and Finance, Compensation, Executive and Nominating Committees. The Directors who served upon and the functions performed by the various committees during fiscal 1997 were as follows:

     Messrs. Randall S. Smalley, Fred A. Mudgett and Dr. Edward R. Annis served as members of the Audit and Finance Committee. The Audit and Finance Committee
(a) meets with the independent public accountants to review the plan and results of the audit including review of the management letter; (b) reviews and approves nonaudit services of the independent public accountants; (c) recommends to the Board of Directors the engagement of independent auditors for the next fiscal year; (d) meets with financial executives of the Corporation to review accounting and financial policies; (e) reviews the application of new accounting rules; and (f) reviews various other matters, such as the adequacy of internal controls.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis served as members of the Compensation Committee. The Compensation Committee has been designated to administer the Corporation's 1987 Stock Option Plan, and also reviews, examines and makes recommendations to the Board of Directors regarding (a) compensation of senior officers of the Corporation and certain of its subsidiaries; (b) salary ranges, incentive programs, guidelines for merit and promotional increases for the Corporation and its subsidiaries; (c) insurance and other fringe benefits; and (d) management proposals regarding any of the foregoing areas.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen served as members of the Executive Committee. The Executive Committee has been established to act when the full Board of Directors is unavailable.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., and Randall S. Smalley served as members of the Nominating Committee. The Nominating Committee (a) recommends candidates to fill any vacancies or increase in the Board of Directors or Executive Committee; (b) makes recommendations with respect to the composition of the management slate of Directors to be proposed to the shareholders at the Annual Meeting; (c) annually recommends to the Board of Directors candidates to serve on the Executive Committee and candidates to be designated Chairman and Vice Chairman of the Executive Committee; and (d) reviews shareholder suggestions of nominees and makes recommendations to the Board of Directors regarding these suggestions.

     The Board of Directors met four times during fiscal 1997. During fiscal 1997, the Audit and Finance, Compensation and Nominating Committees held the following number of formal meetings: Audit and Finance, four; Compensation, four; and Nominating, one. Each Director attended 75% or more of the fiscal 1997 Board and Committee meetings held during the period that they served.

     The Corporation's Directors who are not officers of the Corporation receive a payment of $2,500 per meeting plus reasonable expenses for attendance at Directors' meetings.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table sets forth compensation for the past three fiscal years of the Chief Executive Officer and the Corporation's other executive officers whose total annual salary and bonus exceeded $100,000 (the "named executive officers").

                           Summary Compensation Table

                                                              Annual Compensation                Long-Term
                                                    ----------------------------------------   Compensation
                                          Fiscal                             Other Annual          Option
Name and Principal Position                Year       Salary       Bonus     Compensation(1)       Awards(#)
---------------------------------------- --------   ----------   -------   -----------------   -------------
Robert A. Smalley                          1997      $118,801       --                            20,000
 Chairman of the Board                     1996       108,810       --                               --
                                           1995       105,726       --                               --

Randall S. Smalley                         1997       263,313       --                            20,000
 President and Chief Executive Officer     1996       233,847       --                               --
                                           1995       227,220       --                               --

Robert A. Smalley, Jr.                     1997       248,730       --                            20,000
 Executive Vice President and              1996       233,847       --                               --
 Chief Operating Officer                   1995       227,220       --                               --

Eric R. Bensen                             1997       179,394       --                            20,000
 Chief Financial Officer                   1996       165,089       --                               --
                                           1995       160,497       --                               --

---------
(1) The Corporation has concluded that the amount of personal benefits furnished to the named executive officers do not meet the disclosure thresholds established under SEC regulations. Accordingly, none of such personal benefits is included in this table.


Compensation Committee Report on Executive Compensation

     The objectives of the Corporation's compensation program are to enhance the profitability of the Corporation, and thus shareholder value, by aligning compensation with business goals and performance and attracting, retaining and rewarding executive officers who contribute to the long-term success of the Corporation. In furtherance of these goals, the Corporation's compensation program for executive officers includes base salary, an annual bonus and stock option awards.

     Base Compensation: The salaries paid to the named executive officers during the fiscal year 1997 were determined pursuant to their respective employment agreements, which were entered into in 1989 and amended in October 1994. See "Employment Agreements." The Corporation's approach to base compensation is to offer competitive salaries in comparison to market practices for positions involving similar responsibility and experience. Increases in base compensation are based on the competence and performance of the
Corporation's executives and takes into account the performance of the Corporation.

     Bonus Compensation: The Corporation has a policy of paying discretionary bonuses to executive officers based on performance of the individual and performance of the Corporation. A balance is made between overall corporate performance and performance of the specific areas of the Corporation under an executive's direct control. This balance supports the accomplishment of overall objectives and rewards individual contributions. During the fiscal year ended April 30, 1997, no bonuses were paid.

     Stock Option Program: The objective of stock option awards is to motivate grantees to maximize long-term growth and profitability of the Corporation. Grantees can recognize value from options granted only if the Corporation's stock price increases after the date on which such options are granted, since the exercise price of options granted must at least equal the fair market value of the Corporation's stock on the date of grant. The award of options thus aligns the long-range interests of the grantees with those of shareholders.

     Grants of options to the Corporation's executive officers and other key employees are made pursuant to the 1987 Stock Option Plan. Grants of options are generally considered annually. The number of options granted to a participant is generally based on such person's level of responsibility and contributions to the Corporation's performance. The Compensation Committee approves the size and conditions of grants to the executive officers of the Corporation. On October 15, 1996, options to purchase 20,000 shares of Common Stock were issued to each of the named executive officers at an exercise price of $5.50, the market value of the Company's Stock on the sale of issuance.


                                                Compensation Committee

                                                Robert A. Smalley
                                                Robert A. Smalley Jr.
                                                Fred A. Mudgett
                                                Dr. Edward R. Annis


Employment Agreements

     In October 1994, the Company amended the employment agreements of each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R.
Bensen. The term of each of the employment agreements currently expires on April 30, 2000 and will automatically be extended for additional one-year periods unless the Corporation or the executive gives written notice to the other at least 90 days prior to the date two years prior to the then scheduled expiration date. Pursuant to such employment agreements, Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen will receive during fiscal 1998 annual salaries of $125,000, $260,000, $285,000, and $190,000, respectively, plus such bonuses or increases as the Board of Directors may determine. Each employment agreement generally provides that (i) if the executive's employment is terminated by the Corporation for any reason other than death, Disability (as defined) or Cause (as defined), or by the executive for Good Reason (generally defined as the diminution of the executive's duties or other breach by the Corporation of the agreement), the executive will receive, in addition to any base salary, bonus and other compensation accrued through the date of termination, a lump sum equal to the product of the executive's then-existing base salary and most recent annual bonus times a fraction, the numerator of which is the number of days remaining until the then scheduled expiration date and the denominator of which is 365, and (ii) if the executive's employment is terminated as a result of his Disability, the executive will receive in monthly installments for a period of one year 50% of his base salary in effect on the date of termination. Each employment agreement also prohibits the executive from directly or indirectly competing with the Corporation during the term of the agreement and for a period of one year after termination of his employment, other than a termination by the executive for Good Reason or a termination by the Corporation without Cause.

     The employment agreements also provide for the executive's continued employment for a period of three years following a Change in Control (as defined) of the Corporation, and that, following a Change in Control, if the executive's employment is terminated by the Corporation for any reason other than death, Disability or Cause, or by the executive for Good Reason, the executive will receive, in addition to the base salary, bonus and other compensation accrued through the date of termination, a lump sum cash payment equal to three times the executive's then-existing base salary and most recent annual bonus. All of the Corporation's payments to the executives will be reduced to the extent necessary to avoid the payments being nondeductible pursuant to Section 280G of the Internal Revenue Code.

Redemption Agreement

     During 1984, the Corporation entered into a redemption agreement with Robert A. Smalley, the Corporation's Chairman, which provides that upon his death and at the request of his personal representative, the Corporation will purchase up to $1,000,000 of Common Stock of the Corporation from his estate at the average bid price for the 60-day period prior to his death. The Corporation has funded its obligation by purchasing a term insurance policy on the life of Robert A. Smalley in the amount of $1,000,000. The policy premium has been paid for by the Corporation and the related expenses incurred during the year ended April 30, 1997 were approximately $40,000.

Option Grants During Fiscal Year

     The following table sets forth certain information concerning grants of stock options made during the year ended April 30, 1997 to the named executive officers.

                                    Individual Option Grants in Fiscal 1997
                           --------------------------------------------------------
                                                                                      Potential Realizable
                                         % of Total                                          Value at
                                          Options                                          Assumed Annual
                           Number of    Granted to       Exercise                             Rates of
                            Options     Employees in      Price        Expiration          Appreciation
Name                       Granted(1)   Fiscal 1997      Per Share       Date            For Option Term
-------------------------- -----------  --------------   -----------   ------------   ---------------------
                                                                                          5%         10%
                                                                                      ---------   ---------
Robert A. Smalley ........  20,000          25%           $5.50        10/15/06       $69,200     $175,400
Randall S. Smalley .......  20,000          25%           $5.50        10/15/06       $69,200     $175,400
Robert A. Smalley, Jr. ...  20,000          25%           $5.50        10/15/06       $69,200     $175,400
Eric R. Bensen ...........  20,000          25%           $5.50        10/15/06       $69,200     $175,400

---------
(1) Each stock option is a non-qualified stock option granted pursuant to the Corporation's 1987 Stock Option Plan, has an exercise price equal to the market price of a share of Common Stock on the date of grant and vested 50% immediately upon grant and 50% on May 1, 1997.

Aggregate Options Exercised and Fiscal Year-End Option Values

     The following table sets forth certain information concerning options exercised by the named executive officers during the year ended April 30, 1997 and unexercised stock options held by the named executive officers as of April 30, 1997.

                                                             Number of
                                                            Unexercised         Value of Unexercised
                                Shares                    Options at 1997       In-the-Money Options at
                                Acquired                  Fiscal Year-End       1997 Fiscal Year-End(1)
                                  on          Value       Exercisable (E)         Exerciseable (E)
Name                            Exercise     Realized     Unexercisable (U)       Unexercisable (U)
----                            --------     --------     -----------------       -----------------
Randall S. Smalley ............      --             --       70,000 (E)             $   105,000 (E)
                                                             10,000 (U)             $       --  (U)
Randall S. Smalley ............      --             --       70,000 (E)             $   105,000 (E)
                                                             10,000 (U)             $       --  (U)
Robert A. Smalley, Jr.   ......      --             --       70,000 (E)             $   105,000 (E)
                                     --             --       10,000 (U)             $       --  (U)
Eric R. Bensen  ...............   3,900        $10,938       66,100 (E)             $    98,175 (E)
                                                             10,000 (U)             $       --  (U)

---------
(1) Based on the closing price of the Common Stock on April 30, 1997, which was $4.75.

Compensation Committee Interlocks and Insider Participation

     During fiscal 1997, the Compensation Committee was comprised of Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. were also executive officers of the Corporation during fiscal 1997. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. participated in Compensation Committee deliberations concerning executive officer compensation, other than deliberations directly related to their own compensation.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the Corporation's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Russell 2000 Index and (ii) the cumulative total return of five companies involved in Recreational vehicle manufacturing or sales (the "Peer Group") over the period from May 1, 1992 to April 30, 1997. The companies in the Peer Group are Coachmen Industries, Inc., Holiday RV Superstores, Inc., Rexhall Industries, Inc., Thor Industries, Inc. and Winnebago Industries, Inc., The graph assumes an initial investment of $100 and reinvestment of dividends.

                           4/92     4/93    4/94    4/95     4/96     4/97
                           ----     ----    ----    ----     ----     ----
Cruise America, Inc.        100       91      63      76      121       84
Peer Group                  100      141     200     174      190      192
Russell 2000                100      116     133     143      189      190

         PROPOSAL TO APPROVE AND RATIFY THE INCENTIVE COMPENSATION PLAN

     Background and Purpose. In June 1997, the Board of Directors approved and adopted the Incentive Compensation Plan (the "Plan") and recommended that it be submitted to the Company's shareholders for their approval at the Annual
Meeting. The terms of the Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property (collectively, the "Awards"). The Plan is intended to supersede the Corporation's 1987 Stock Option Plan (the "1987 Plan"), which will be terminated upon approval of the Plan. The purpose of the Plan is to advance the interests of the Corporation by providing additional incentive in attracting, motivating and retaining qualified executives and other employees, officers, directors and independent contractors (collectively, the "Participants") by enabling Participants to acquire or increase a proprietary interest in the Corporation in order to strengthen the mutuality of interests between Participants and the Corporation's shareholders, and providing Participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

     Approval of the Plan by the Corporation's shareholders is one way to provide an exemption from the "short-swing profit" recovery provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to certain transactions involving officers and directors of the Corporation under the Plan. The Plan is being presented to the shareholders for approval to comply with the rules of the American Stock Exchange and
Section 162(m) of the Internal Revenue Code ("Section 162(m)"), and to give the present shareholders the opportunity to vote on the Plan.

     The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the actual text of the Plan in its entirety.

     Administration. The Plan is required to administered by a committee designated by the Board of Directors consisting of at least two directors (the "Committee"), each of whom, to the extent required by law, must be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m). The Compensation Committee of the Board of Directors has been appointed as the Committee for the Plan. Subject to the terms of the Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

     Shares Available for Awards; Limitations and Adjustments. Under the Plan, the total number of shares of Common Stock that may be subject to the granting of Awards will be equal to: (i) 500,000 shares, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised or expire, are forfeited or canceled, and the number of shares of Common Stock that are surrendered in payment of any Awards or any tax withholding requirements. The Plan also imposes individual limitations on the amount of certain Awards in part to comply with Section 162(m). Under these limitations, during any fiscal year the number of options, shares of restricted stock or other stock-based Awards granted to any one Participant may not exceed 100,000 for each type of Award. The Committee is authorized to adjust the limitations described above and to adjust outstanding Awards (including the exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

     Eligibility. The persons eligible to receive Awards under the Plan are the officers, directors, employees and independent contractors of the Corporation and any subsidiary. Only employees of the Corporation will be eligible to receive Awards of incentive stock options, and no independent contractor will be eligible to receive any Awards other than stock options. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan. As of July 31, 1997, all full-time employees (approximately 360 persons) were eligible to participate in the Plan.

     Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant, except to the extent of in-the-money awards or cash obligations surrendered by the Participant at the time of grant. For purposes of the Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Common Stock as of any given date shall be the closing sales price per share of the Common Stock as reported on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is determined or, if there is no sale on that date, then on the last previous day on which a sale is reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

     Restricted and Deferred Stock. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of deferred stock confers upon a Participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

     Dividend Equivalents. The Committee is authorized to grant dividend equivalents conferring on Participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Com-mon Stock, or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee.

     Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

     Other Stock-Based Awards. The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such Awards.

     Performance Awards and Annual Incentive Awards. The right of a Participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. Performance Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Section 162(m). For purposes of
Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. Subject to the requirements of the Plan, the Committee will determine performance Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement.

     Other Terms of Awards. Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit Participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Corporation's obligations under the Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

     Awards under the Plan are generally granted without a requirement that the Participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the Plan, awards under other Corporation plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

     Acceleration of Vesting; Change in Control. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Corporation, as defined in the Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Corporation, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the Plan, the term "change in control" generally means (a) any of the transactions referenced in clause (i) of the previous sentence, (b) an acquisition by any person, entity or group of 25% or more of the outstanding Common Stock or 25% or more of the voting power of the Corporation's outstanding voting securities, or (c) a change in the composition of the Board such that the persons constituting the current Board, and subsequent directors approved by the current Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board.

     Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards without further shareholder approval, except stockholder approval must be obtained for any amendment or alteration that is material or if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of Participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the Plan will terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

     Securities Act Registration. The Corporation intends to register the shares of Common Stock available for Awards under the Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

     Federal Income Tax Consequences of Awards of Options. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the Plan.

     The grant of an option gives rise to no tax consequences for the Participant or the Corporation. The exercise of an option has different tax consequences depending on whether the option is an ISO or a non-qualified option. On exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax. On exercising a non-qualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Common Stock acquired on exercise of the option and the exercise price. If, however, the Participant is an officer or director of the Corporation or any other person to whom the short-swing profit recovery provisions of Section 16(b) of the Exchange Act applies, the Participant generally will not recognize ordinary income, and the amount of ordinary income will not be determined until the earlier of the expiration of the six month period after exercise of the option and the first day on which a sale at a profit of the shares of Common Stock acquired on exercise of the option would not subject the Participant to suit under those provisions. Such a Participant, however, may elect to recognize ordinary income on the date of exercise of the option.

     The disposition of shares of Common Stock acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option. On a disposition of shares of Common Stock acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "ISO holding periods"), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares of Common
Stock acquired on the exercise of a non-qualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant's tax basis in the shares of Common Stock. That gain or loss will be long-term if the shares of Common Stock have been held for more than one year as of the date of disposition. The Participant's tax basis in the shares of Common Stock generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

     The Corporation generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Corporation is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Corporation will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares of Common Stock for the ISO holding periods prior to disposing of the shares.

     Section 162(m) generally disallows a public company's tax deduction for compensation in excess of $1 million paid in any taxable year to the Company's chief executive officer or any of its other four highest compensated officers (a "covered employee"). Compensation that qualifies as "performance-based compensation", however, is excluded from the deductibility cap and therefore remains fully deductible by the Corporation. As discussed above, the Corporation intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the Awards qualify as "performance-based compensation" so that deductions with respect to options and such other Awards will not be subject to the limitation under Section 162(m). Future changes in
Section 162(m) or the regulations thereunder may adversely affect the ability of the Corporation to ensure that options or other Awards under the Plan will qualify as "performance based compensation" so that deductions are not limited by Section 162(m).

     Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Corporation, the acceleration of options or other Awards held by a Participant that is an officer, director or highly-compensated individual with respect to the Corporation, and any other compensation paid to the Participant that is contingent on a change in control of the Corporation or a substantial portion of the Corporation's assets and have a present value of at least three times the Participant's average annual compensation from the Corporation over the prior five years (the "average compensation"). In that event, the contingent compensation that exceeds the Participant's average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, is not deductible by the Corporation and is subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

     The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the Plan, is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Plan should consult a tax adviser as to the tax consequences of participation.

     New Plan Benefits. The Corporation believes that Awards granted under the Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Corporation. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards or the nature and terms of such Awards. No Awards had been granted under the Plan through the date of this Proxy Statement.

     The following table sets forth certain regarding options granted under the 1987 Plan during the fiscal year ended April 30, 1997 to the persons and groups indicated:

                                            Number of Options     Exercise Price     Value of Options at
          Name and Position                     Granted             Per Share        April 30, 1997(1)
          -----------------                     -------             ---------        -----------------
Robert A. Smalley   .....................        20,000               $5.50                 $ --
 Chairman of the Board

Randall S. Smalley  .....................        20,000                5.50                   --
 President and Chief Executive
 Officer

Robert A. Smalley, Jr.    ...............        20,000                5.50                   --
 Chief Operating Officer

Eric R. Bensen   ........................        20,000                5.50                   --
 Chief Financial Officer

Edward Annis  ...........................         5,000                5.50                   --
 Director

Fred A. Mudgett  ........................         5,000                5.50                   --
 Director

All current executive officers as a
 group (4 persons)  .....................        80,000                5.50                   --

All current directors who are not
 executive officers as a group
 (2 persons)  ...........................        10,000                5.50                   --
All employees as a group, other than
 executive officers (363 persons)  ......           --                   --                   --

---------
(1) The closing sale price of the Common Stock on April 30, 1997 was $4.75 per share. On April 30, 1997, the closing sale price of the Common Stock did not exceed the option exercise price and accordingly, such options were not in-the-money on such date.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE INCENTIVE
COMPENSATION PLAN.

                            APPOINTMENT OF AUDITORS


     The  Board  of  Directors,  upon  recommendation  of  the Audit and Finance
Committee, has selected KPMG Peat Marwick LLP, independent certified public accountants, to serve as the Corporation's independent auditors for the fiscal year ending April 30, 1997. The Board recommends ratification of this appointment by the shareholders. This firm has served as the Corporation's auditors for the last twelve years. The Corporation has been advised that a representative of the firm will be present at the Annual Meeting to make a statement if they so desire to do so and to be available to respond to appropriate questions from shareholders.

     The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP, as the Corporation's independent auditors for fiscal 1998.

                              COST OF SOLICITATION

     The  cost  of  soliciting  proxies  will  be  borne  by the Corporation. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personal interview. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Corporation will reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material, upon request. Directors, executive officers and regular employees of the Corporation may also solicit proxies without additional remuneration.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10 percent of the Common Stock to file with the Securities and Exchange Commission the ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(c) forms they file.

     To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and representations that no other reports were required, during the fiscal year ended April 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent shareholders were complied with.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will vote thereon at their discretion and in accordance with their best judgment. Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received at the principal executive offices of the Corporation, 11 West Hampton Avenue, Mesa, Arizona 85210, Attention: Corporate Secretary no later than June 18, 1998. The Corporation's Amended and Restated Bylaws provide that:
(i) no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any shareholders meeting unless a written request that such person's name be placed in nomination, together with certain other information including the written consent of the nominee to serve as a director, is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting; and (ii) no shareholder proposal shall be eligible for consideration at any annual meeting unless a written request of the shareholder's intent to bring such business before the annual meeting is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting.


                                             Sincerely yours,


                                             /s/ ROBERT A. SMALLEY
                                             -------------------------------
                                             ROBERT A. SMALLEY,
                                             Chairman

                                                                      APPENDIX A


                              CRUISE AMERICA, INC.
                           Incentive Compensation Plan

     1. Purpose. The purpose of this Incentive Compensation Plan (the "Plan") is to assist Cruise America, Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

       (a) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent or Other Stock-Based Award or Performance Award, together with any other right or interest granted to a Participant under the Plan.

       (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

       (c) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

       (d) "Board" means the Company's Board of Directors.

       (e) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

       (f) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

       (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

       (h) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

       (i) "Corporate  Transaction" means a Corporate  Transaction as defined in
    Section 9(b)(i) of the Plan.

       (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan.

       (k)  "Deferred  Stock"  means a right,  granted  to a  Participant  under
    Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

       (l) "Director" means a member of the Board.

       (m) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

       (n) "Dividend  Equivalent" means a right,  granted to a Participant under
    Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

       (o) "Effective Date" means the effective date of the Plan, which shall be the date of its adoption by the Board.

       (p) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, (i) only employees of the Company or any Subsidiary shall be an Eligible Persons for purposes of receiving any Incentive Stock Options and (ii) no independent contractor shall be an Eligible Person for purposes of receiving any Awards other than Options under Section 6(b) of the Plan. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

       (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

       (r) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

       (s) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

       (t) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

       (u) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

       (v) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

       (w) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any subsidiary.

       (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

       (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

       (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

       (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

       (bb) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

       (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

       (dd)  "Restricted  Stock"  means  Stock  granted to a  Participant  under
    Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

       (ee) "Retire" or "Retirement" means termination of service as a Director after having attained at least age 62 and having served as a Director for at least 5 years, other than by reason of death, Disability or the Director's willful misconduct or negligence.

       (ff) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
    Section 16 of the Exchange Act

       (gg) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

       (hh) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

       (ii) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

    3. Administration.

       (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

       (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

       (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

    4. Stock Subject to Plan.

       (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) Five Hundred Thousand (500,000), plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed Two Hundred Fifty Thousand (250,000) shares.

       (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

    5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 100,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h) and
8(b).

    6. Specific Terms of Awards.

       (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

       (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.
        Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with
        Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

              (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

              (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

       (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
        (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

          (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

       (d) Restricted  Stock.  The Committee and the Board each is authorized to
    grant   Restricted   Stock  to  Participants  on  the  following  terms  and
    conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

       (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

          (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
        (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

       (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

       (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

       (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

    7. Certain Provisions Applicable to Awards.

       (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

       (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

       (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

       (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

    8. Performance Awards.

       (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

       (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500

       Stock Index or the Nasdaq Composite Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
       (13) working capital or inventory; and (14) ratio of debt to stockholders' equity.

          (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
        Section 162(m).

          (iv) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

       (c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), shall be made in writing in the case of any Award intended to qualify under Code
    Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code
    Section 162(m).

       (d) Status of Section 8(b) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under Section 8(b) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 8, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

    9. Change in Control.

       (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

          (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

          (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

       (b) Definition of Change in Control. A "Change in Control" shall be deemed to have occurred upon:

          (i) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding") if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

          (ii) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

          (iii) A change in the composition of the Board such that individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

       Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 9(b), any acquisition or consummation of a Corporate Transaction unanimously approved by the Incumbent Board shall not constitute a Change in Control for purposes of the Plan.

       (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control. 10

    10. General Provisions.

       (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

       (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

       (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
    Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

       (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

       (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

       (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

       (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

       (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

       (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

       (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

       (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable stock exchange requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                              CRUISE AMERICA, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF CRUISE AMERICA, INC.

    The undersigned hereby appoints Randall S. Smalley and Eric R. Bensen, and each of them, proxies for the undersigned, with full power of substitution to vote all shares of Cruise America, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Cruise America, Inc., In Mesa, Arizona on Thursday, October 16, 1997 at 9:00 A.M. or at any adjournment thereof, upon such matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

    Please mark this Proxy as indicated on reverse to vote on any item. If you wish to vote in accordance with the Board of Directors recommendations, please sign on the reverse side; no boxes need to be checked.

                 (Continued and to be signed on the other side)


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

Where no voting instructions are given, the shares represented by this Proxy will be VOTED FOR Items No. 1,2 and 3.

                                                                                                                  Please Mark
                                                                                                                  your vote as
                                                                                                                  indicated in  [X]
                                                                                                                  this example

1. ELECTION OF DIRECTORS                          Nominees:  Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley,
     VOTE FOR all nom-         VOTE WITHHELD                 Fred A. Mudgett, Dr. Edward Annis and Eric R. Bensen
   inees listed to right     from all nominees
     except vote with-        listed to right
      held from those
      whose names are
        crossed out
          [   ]                    [   ]

2. APPROVAL AND RATIFICATION OF COMPANY'S                                     3. RATIFICATION OF REAPPOINTMENT OF AUDITORS
   INCENTIVE COMPENSATION PLAN
       FOR          AGAINST        ABSTAIN                                          FOR          AGAINST        ABSTAIN
      [   ]          [   ]          [   ]                                          [   ]          [   ]          [   ]


                                                          -------|    Receipt  is  hereby  acknowledged  of  the  Notice  of  Annual
                                                                 |    Meeting and Proxy Statement.
                                                                 |
                                                                 |    Dated:__________________________________________________, 1997

                                                                      ______________________________________________________________

                                                                      ______________________________________________________________
                                                                                       (Signature of Shareholder(s)

                                                                      IMPORTANT:  Please   sign  exactly   as  your  name  or  names
                                                                      appear on this  Proxy. When  shares  are  held  jointly,  both holders  should  sign. When  signing  as  attorney,  executor, administrator,  trustee  or  guardian, please  give  your full
          PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND               title as such. If the signer is a corporation, execute in full
           RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.               corporate name by authorized officer.
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                                                               CRUISE
                                                              AMERICA
                                                               [LOGO]